FOR IMMEDIATE RELEASE	Investor Relations Contact: Stephen A. Fowle
May 10, 2012	(302) 571-6833 sfowle@wsfsbank.com
Media Contact: Stephanie Heist
(302) 571-5259 sheist@wsfsbank.com

WSFS Announces Selected Asset Strategies and Updated Earnings for 1Q 2012

WILMINGTON, Del., WSFS Financial Corporation (Nasdaq: WSFS), the parent company of WSFS Bank, announced today the implementation of selected asset strategies and an update to its reported earnings for the quarter ended March 31, 2012.

Selected Asset Strategies
The Company has been monitoring the market for distressed asset sales over the course of the economic recovery and from time to time has conducted small bulk sales of problem assets.  The Board of Directors recently approved the marketing of approximately $52 million in unpaid principal balances of problem and nonperforming loans in bulk sale transactions.  These loans were reclassified as loans held for sale in the second quarter of 2012 and will result in a charge to earnings in the second quarter. Upon receipt of acceptable bids, the Company anticipates that the closing of a sale will be on or around June 30, 2012.  If successful, this transaction will improve certain asset quality statistics, including the nonperforming assets ratio.

Furthermore, in recent quarters, the Company has sold mortgage backed securities (MBS) as part of its portfolio management, and has recorded gains on sale of these securities. In the second quarter of 2012, the Company anticipates selling approximately $300 million in high quality MBS and reinvesting the proceeds in high quality securities but with a shorter duration, reducing the prepayment and interest-rate risk in the overall portfolio. Because the securities to be sold carry higher yields, the Company expects to record a gain which will be added to earnings and bank capital.  This gain may offset all, or a large part, of the loss to be incurred in the bulk sale transaction, described above; however, there are no assurances that this will be the case.

While future earnings will be negatively impacted by the decreased securities portfolio yield, the Company expects that the impact on 2012 earnings will be offset by an improvement in total credit costs from the bulk sales.

Mark A. Turner, President and CEO commented, “Leveraging existing investments, increasing our bottom line, improving asset quality, and reducing the risk of rising rates on our securities portfolio are important outcomes for us this year.  If the two asset sales are successful, the Company anticipates that the transactions combined will be relatively neutral to overall earnings and capital in 2012, will reduce prepayment and interest rate risk in our investment portfolio, and will reduce problem assets, freeing up management to focus on other productive activities.”

Updated Earnings for First Quarter of 2012
The Company also announced a decrease in net income of $726,000, or $0.08 per diluted common share for the first quarter of 2012.  This revision is related to adoption of a new loan risk rating system and is the result of $1.6 million in additional provision for loan losses offset by a reduction in incentive accruals and net of taxes.  As a result, updated net income for the first quarter of 2012 is $6.4 million, or $0.66 per diluted common share as compared to $7.2 million or $0.74 per diluted common share, indicated earlier.  Updated summary financials are included in this release.  The updated results were reported officially in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

On March 1, 2012, the Company adopted a new loan risk-rating system for its commercial loans incorporating recommendations from industry experts.  Following this implementation, the Company undertook an extensive internal review, validated by outside consultants, covering loans in its last pass grade and its problem loan grades. As a result of its review, the Company downgraded an incremental $62 million in loans, increasing the provision for loan losses as mentioned. Revised earnings of $0.66 per common share were stronger than earnings in the fourth quarter of 2011 of $0.63 per common share and earnings of $0.40 per common share for the first quarter of 2011.

About WSFS Financial Corporation
WSFS Financial Corporation is a multi-billion dollar financial services company. Its primary subsidiary, WSFS Bank, is the oldest, locally-managed bank and trust company headquartered in Delaware with $4.3 billion in assets on its balance sheet and $11.8 billion in fiduciary assets, including approximately $1.0 billion in assets under management.  WSFS operates from 49 offices located in Delaware (39), Pennsylvania (8), Virginia (1) and Nevada (1) and provides comprehensive financial services including commercial banking, retail banking and trust and wealth management. Other subsidiaries or divisions include Christiana Trust, WSFS Investment Group, Inc., Cypress Capital Management, LLC and Cash Connect. Serving the Delaware Valley since 1832, WSFS is the seventh oldest bank in the United States continuously operating under the same name. For more information, please visit www.wsfsbank.com.

* * *
This press release contains estimates, predictions, opinions, projections and other statements that may be interpreted as “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, references to our financial goals, management’s plans and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations.  Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated.  Such risks and uncertainties include, but are not limited to, the results of the Company’s proposed bulk sale and investment securities transactions, those related to the economic environment, particularly in the market areas in which the Company operates; the volatility of the financial and securities markets, including changes with respect to the market value of financial assets; changes in market interest rates, changes in government regulation affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules being issued in accordance with this statute and potential expenses associated therewith; and the costs associated with resolving any problem loans and other risks and uncertainties, discussed in documents filed by WSFS Financial Corporation with the Securities and Exchange Commission from time to time.  Forward looking statements are as of the date they are made, and the Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

# # #

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS
STATEMENT OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)	Three months ended
	Mar 31,	Dec 31,	Mar 31,
	2012	2011	2011
Interest income:
Interest and fees on loans	$33,395	$33,223	$31,956
Interest on mortgage-backed securities	5,718	6,196	7,026
Interest and dividends on investment securities	101	150	170
Other interest income	9	16	-
	39,223	39,585	39,152
Interest expense:
Interest on deposits	4,015	4,255	5,223
Interest on Federal Home Loan Bank advances	1,937	2,106	2,727
Interest on trust preferred borrowings	375	360	336
Interest on other borrowings	366	448	612
	6,693	7,169	8,898

Net interest income	32,530	32,416	30,254
Provision for loan losses	8,245	6,948	5,908

Net interest income after provision for loan losses	24,285	25,468	24,346

Noninterest income:
Credit/debit card and ATM income	5,422	5,477	4,740
Deposit service charges	4,014	4,396	3,564
Fiduciary & investment management income	3,031	3,004	2,827
Securities gains, net	2,036	1,925	415
Loan fee income	610	589	685
Mortgage banking activities, net	516	489	547
Bank-owned life insurance income	185	240	179
Other income	944	876	682
	16,758	16,996	13,639
Noninterest expenses:
Salaries, benefits and other compensation	16,235	15,257	14,816
Occupancy expense	3,048	3,110	2,838
Loan workout and OREO expense	836	2,907	2,483
Equipment expense	1,667	1,720	1,614
Marketing expense	779	856	951
FDIC expenses	1,437	1,471	1,764
Data processing and operations expense	1,322	1,314	1,417
Professional fees	1,164	1,855	1,123
Acquisition integration costs	-	-	334
Other operating expenses	4,501	4,536	4,047
	30,989	33,026	31,387

Income before taxes	10,054	9,438	6,598
Income tax provision	3,610	3,276	2,392
Net income	6,444	6,162	4,206
Dividends on preferred stock and accretion of discount	692	693	692
Net income allocable to common stockholders	$5,752	$5,469	$3,514

Diluted earnings per common share:
Net income allocable to common stockholders	$0.66	$0.63	$0.40

Weighted average common shares outstanding for diluted EPS	8,760,397	8,714,731	8,730,043

Performance Ratios:
Return on average assets (a)	0.61%	0.59%	0.43%
Return on average equity (a)	6.47	6.30	4.54
Return on tangible common equity (a)	8.26	7.41	5.18
Net interest margin (a)(b)	3.57	3.61	3.56
Efficiency ratio (c)	62.43	66.47	71.07
Noninterest income as a percentage of total net revenue (b)	33.76	34.21	30.88
See "Notes"

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (Continued)
SUMMARY STATEMENT OF CONDITION
(Dollars in thousands)
(Unaudited)	Mar 31,	Dec 31,	Mar 31,
	2012	2011	2011
Assets:
Cash and due from banks	$67,517	$70,889	$65,215
Cash in non-owned ATMs	391,939	397,119	328,837
Investment securities (d)(e)	48,054	42,569	38,594
Other investments	34,207	35,765	35,880
Mortgage-backed securities (d)	855,276	829,225	696,051
Net loans (f)(g)(m)	2,732,036	2,712,774	2,592,127
Bank owned life insurance	63,577	63,392	64,422
Other assets	134,548	137,275	130,425
Total assets	$4,327,154	$4,289,008	$3,951,551
Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$542,176	$525,444	$505,154
Interest-bearing deposits	2,350,228	2,322,050	2,150,945
Total customer deposits	2,892,404	2,847,494	2,656,099
Brokered deposits	297,104	287,810	164,267
Total deposits	3,189,508	3,135,304	2,820,366

Federal Home Loan Bank advances	527,973	538,682	498,165
Other borrowings	175,124	184,938	235,438
Other liabilities	38,011	37,951	26,665

Total liabilities	3,930,616	3,896,875	3,580,634

Stockholders' equity	396,538	392,133	370,917

Total liabilities and stockholders' equity	$4,327,154	$4,289,008	$3,951,551

Capital Ratios:
Equity to asset ratio	9.16%	9.14%	9.39%
Tangible equity to asset ratio	8.44	8.41	8.61
Tangible common equity to asset ratio	7.22	7.18	7.27
Tier 1 leverage (h) (required: 4.00%; well-capitalized: 5.00%)	9.34	9.29	9.61
Tier 1 risk-based capital (h) (required: 4.00%; well-capitalized: 6.00%)	12.31	12.18	12.44
Total risk-based capital (h) (required: 8.00%; well-capitalized: 10.00%)	13.57	13.43	13.69

Asset Quality Indicators:

Nonperforming Assets:
Nonaccruing loans	$74,065	$71,093	$85,874
Troubled debt restructuring (accruing)	8,837	8,887	7,646
Assets acquired through foreclosure	6,708	11,695	8,311
Total nonperforming assets	$89,610	$91,675	$101,831

Past due loans (i)	$965	$965	$1,000

Allowance for loan losses	$55,798	$53,080	$56,000

Ratio of nonperforming assets to total assets	2.07%	2.14%	2.58%
Ratio of allowance for loan losses to total gross loans (j)	2.01	1.92	2.11
Ratio of allowance for loan losses to nonaccruing loans	75	75	65
Ratio of quarterly net charge-offs to average gross loans (a)(f)	0.80	1.04	1.56

See "Notes"

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (Continued)
AVERAGE BALANCE SHEET
(Dollars in thousands)
(Unaudited)	Three months ended
		Mar 31, 2012			Dec 31, 2011			Mar 31, 2011
	Average	Interest &	Yield/	Average	Interest &	Yield/	Average	Interest &	Yield/
	Balance	Dividends	Rate (a)(b)	Balance	Dividends	Rate (a)(b)	Balance	Dividends	Rate (a)(b)
Assets:
Interest-earning assets:
Loans: (f) (k)
Commercial real estate loans	$739,158	$8,931	4.83%	$723,029	$8,741	4.84%	$755,256	$8,860	4.69%
Residential real estate loans (m)	279,480	3,199	4.58	290,316	3,326	4.58	314,677	3,862	4.91
Commercial loans	1,468,048	17,775	4.88	1,416,787	17,465	4.90	1,253,433	15,381	4.99
Consumer loans	289,230	3,490	4.85	294,679	3,691	4.97	307,873	3,853	5.08
Total loans (m)	2,775,916	33,395	4.86	2,724,811	33,223	4.92	2,631,239	31,956	4.90
Mortgage-backed securities (d)	826,088	5,718	2.77	809,732	6,196	3.06	711,852	7,026	3.95
Investment securities (d)(e)	47,276	101	0.96	48,175	150	1.25	47,806	170	1.42
Other interest-earning assets (n)	35,290	9	0.10	35,866	16	0.18	37,596	-	-
Total interest-earning assets	3,684,570	39,223	4.30	3,618,584	39,585	4.41	3,428,493	39,152	4.60

Allowance for loan losses	(53,776)			(54,028)			(61,883)
Cash and due from banks	68,354			71,936			59,527
Cash in non-owned ATMs	361,508			364,297			312,580
Bank owned life insurance	63,458			63,229			64,303
Other noninterest-earning assets	127,835			132,658			124,166
Total assets	$4,251,949			$4,196,676			$3,927,186

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing demand	$379,315	$60	0.06%	$366,364	$105	0.11%	$301,563	$120	0.16%
Money market	768,666	519	0.27	759,454	604	0.32	729,072	842	0.47
Savings	383,294	173	0.18	375,848	250	0.26	298,442	306	0.42
Customer time deposits	763,802	2,984	1.57	754,023	3,056	1.61	781,955	3,729	1.93
Total interest-bearing customer deposits	2,295,077	3,736	0.65	2,255,689	4,015	0.71	2,111,032	4,997	0.96
Brokered deposits	270,814	279	0.41	234,922	240	0.41	198,233	226	0.46
Total interest-bearing deposits	2,565,891	4,015	0.63	2,490,611	4,255	0.68	2,309,265	5,223	0.92

FHLB of Pittsburgh advances	530,518	1,937	1.44	567,969	2,106	1.45	515,600	2,727	2.12
Trust preferred borrowings	67,011	375	2.21	67,011	359	2.10	67,011	336	2.01
Other borrowed funds	136,480	366	1.07	124,282	449	1.45	175,726	612	1.39
Total interest-bearing liabilities	3,299,900	6,693	0.81	3,249,873	7,169	0.88	3,067,602	8,898	1.16

Noninterest-bearing demand deposits	520,044			515,428			468,022
Other noninterest-bearing liabilities	33,571			40,229			20,911
Stockholders' equity	398,434			391,146			370,651
Total liabilities and stockholders' equity	$4,251,949			$4,196,676			$3,927,186

Excess of interest-earning assets
over interest-bearing liabilities	$384,670			$368,711			$360,891

Net interest and dividend income		$32,530			$32,416			$30,254

Interest rate spread			3.49%			3.53%			3.44%

Net interest margin			3.57%			3.61%			3.56%

See "Notes"

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (Continued)
(Dollars in thousands, except per share data)
(Unaudited)	Three months ended
	Mar 31,		Dec 31,	Mar 31,
Stock Information:	2012		2011	2011

Market price of common stock:
High	$43.74		$40.92	$49.57
Low	36.02		30.22	40.01
Close	41.00		35.96	47.10
Book value per common share	45.55		45.19	43.16
Tangible book value per common share	41.64		41.24	39.22
Tangible common book value per common share	35.62		35.20	33.15
Number of common shares outstanding (000s)	8,705		8,678	8,595
Other Financial Data:
One-year repricing gap to total assets (l)	(0.04	) %	1.54%	5.90%
Weighted average duration of the MBS portfolio	3.3 years		3.6 years	2.5 years
Unrealized gains (losses) on securities available-for-sale, net of taxes	$10,728		$11,673	$6,826
Number of Associates (FTEs) (o)	758		767	707
Number of offices (branches, LPO's and operations centers)	49		49	42
Number of WSFS owned ATMs	410		415	380

Notes:

(a) Annualized.
(b) Computed on a fully tax-equivalent basis.
(c) Noninterest expense divided by (tax-equivalent) net interest income and noninterest income.
(d) Includes securities available-for-sale at fair value.
(e) Includes reverse mortgages.
(f) Net of unearned income.
(g) Net of allowance for loan losses.
(h) Represents capital ratios of Wilmington Savings Fund Society, FSB and subsidiaries.
(i) Accruing loans which are contractually past due 90 days or more as to principal or interest.
(j) Excludes loans held-for-sale.
(k) Nonperforming loans are included in average balance computations.
(l) The difference between projected amounts of interest-sensitive assets and interest-sensitive liabilities repricing within one year divided by total assets, based on a current interest rate scenario.

(m) Includes loans held-for-sale.
(n) The FHLB of Pittsburgh has suspended dividend payments from December 31, 2008 until February 22, 2012.
(o) Includes summer Associates, when applicable.